EXHIBIT 99.1

Keurig Dr Pepper Announces Leadership Updates

FRISCO, TX and BURLINGTON, MA June 23, 2026 – Keurig Dr Pepper Inc. (NASDAQ: KDP) today announced leadership updates as the Company advances preparations for its planned separation into Beverage Co. and Global Coffee Co., which is targeted for early 2027.

Rafa Oliveira, head of KDP’s Coffee Operating Unit, has informed the Company of his intention to depart at the end of July for an external Chief Executive Officer opportunity. The KDP Board of Directors has opened a search process for the future CEO of Global Coffee Co. Pamela Patsley, Chairman of KDP’s Board and Chairman of its Nominating and Governance Committee, will lead the search.

Tim Cofer, CEO of KDP, will continue to oversee the coffee business, partnering closely with the talented Coffee Operating Unit Leadership Team to deliver key commitments and separation milestones. As previously announced, Cofer will serve as CEO of Beverage Co. post-separation.

Cofer commented, “Our business has strong momentum, and we remain focused on executing our 2026 priorities: delivering our full year guidance, successfully integrating JDE Peet’s and achieving separation milestones. We have highly capable and experienced leadership teams for our Beverage Operating Unit, Coffee Operating Unit and Transformation Management Office, and I will work closely with each group to deliver on our commitments while standing up two advantaged companies.”

The Company also announced that Patsley will serve as Chairman of the Board for Global Coffee Co. following the separation. Patsley, who has been a KDP Board member since the Company’s formation in 2018, is well-suited for the role given her deep knowledge of the coffee industry and vast experience with public company governance.

Patsley said, “KDP’s acquisition of JDE Peet’s is creating a scaled, global coffee leader with iconic brands, broad participation across formats and occasions and deep category expertise. Our conviction in the value creation opportunity for Global Coffee Co. has only strengthened since the transaction’s close. We are confident we will secure the right world-class executive to lead the coffee business and maximize shareholder returns.”

“It has been an honor to lead JDE Peet’s and lay the foundation for Global Coffee Co.,” added Oliveira. “I’m proud of the progress we’ve made in integrating our coffee businesses, bringing our teams together and beginning to execute on meaningful synergy opportunities. While I have made the difficult decision to pursue a different opportunity, my confidence in Global Coffee Co.’s potential is unwavering, and I’m committed to a smooth transition.”

In connection with today’s announcements, KDP reaffirmed its 2026 guidance for net sales of $25.9-$26.4 billion and constant currency Adjusted diluted EPS growth in a low-double-digit range.

The 2026 guidance provided is presented on a constant currency, non-GAAP basis. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP measures, due to the inability to predict the amount and timing of impacts outside of the Company's control on certain items, such as non-cash gains or losses resulting from mark-to-market adjustments of derivative instruments, among others, which could be material. Reconciling such items would require unreasonable efforts.

Investor Contact:

Investor Relations

T: 888-340-5287 / IR@kdrp.com

Media Contact:

Katie Gilroy

T: 781-418-3345 / katie.gilroy@kdrp.com

ABOUT KEURIG DR PEPPER

Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company with more than 150 owned, licensed and partner brands that meet a wide range of needs and occasions. Our North American refreshment beverage business holds leadership positions across carbonated soft drinks, water, juice and mixers with a portfolio of iconic brands such as Dr Pepper®, Canada Dry®, Mott’s®, A&W®, Peñafiel®, GHOST®, 7UP®, Snapple®, Clamato® and Core Hydration®. Our global coffee business spans more than 100 markets and includes the leading Keurig® single-serve brewing system in the U.S. and Canada, along with powerhouse brands such as Peet’s, L’OR and Jacobs, and other regional coffee leaders. Our more than 50,000 employees aim to enhance the experience of every beverage and coffee occasion while making a positive impact for people, communities and the planet. Learn more at www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are "forward-looking statements" within the meaning of applicable securities laws and regulations. These forward-looking statements include those preceded by, followed by or that include the words such as "outlook," "guidance," "anticipate," "enable," "expect," "believe," "could," "confident," "estimate," "feel," "continue," "ongoing," "forecast," "intend," "may," "on track," "plan," "positioned," "potential," "project," "should," "target," "will," "would" and similar words, phrases, or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially. Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the SEC. Our actual financial performance could differ materially from the projections in the forward-looking statements due to a variety of factors, including, but not limited to, (i) the inherent uncertainty of estimates, forecasts and projections, (ii) global economic uncertainty or economic downturns, (iii) tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, sanctions, geopolitical disturbances and conflicts, or threats of such actions and related uncertainty, (iv) the risk that our financial performance may be better or worse than anticipated, (v) risks related to the completion of the separation of our beverage and coffee portfolios in the anticipated timeframe or at all, (vi) our ability to identify and retain key executives to lead our beverage and coffee portfolios following the separation, (vii) our incurrence of significant debt and entry into other financings to fund the acquisition of JDE Peet’s, which may result in dilution to our stockholders or introduce complexity to our capital structure, (viii) additional risks associated with the acquisition of JDE Peet’s and those geographies, countries and associated governments where JDE Peet’s currently operates, (ix) our ability to successfully integrate JDE Peet's into our business, or that such integration may be more difficult, time-consuming or costly than expected, (x) constraints on management’s attention to operating and growing our business during the integration of JDE Peet's and the separation, (xi) the potential downgrade of our credit ratings as a result of debt incurred and/or assumed in connection with the JDE Peet’s acquisition, (xii) the possibility of negative impacts on business relationships in connection with the acquisition of JDE Peet’s and the separation, (xiii) the risk that the acquisition of JDE Peet's and the separation may incur significant additional costs, (xiv) the risk of potential litigation, (xv) risks related to negative effects of the acquisition of JDE Peet’s and the separation on our share price and (xvi) the ability to achieve the anticipated strategic and financial benefits from the separation. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.

NON-GAAP FINANCIAL MEASURES

This release includes certain non-GAAP financial measures, which differ from results using U.S. Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures should be considered as supplements to and should not be considered replacements for, or superior to, the GAAP measures. These measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define the non-GAAP financial measure in the same way. Non-GAAP financial measures typically exclude certain charges, including one-time costs that are not expected to occur routinely in future periods, described by the Company as "items affecting comparability". The Company uses non-GAAP financial measures to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Additionally, we use non-GAAP financial measures in making operational and financial decisions and in our budgeting and planning process. We believe that providing non-GAAP financial measures to investors helps investors evaluate our operating performance, profitability and business trends in a way that is consistent with how management evaluates such performance.

Adjusted diluted EPS. Adjusted diluted EPS is defined as Diluted EPS, as adjusted for items affecting comparability as described below. Management believes that Adjusted diluted EPS is useful for investors in providing period-to-period comparisons of the results of our operations since it adjusts for certain items affecting overall comparability.

Items affecting comparability: Defined as certain items that are excluded for comparison to prior year periods, adjusted for the tax impact as applicable. Tax impact is determined based upon an approximate rate for each item. For each period, management typically adjusts for (i) the unrealized mark-to-market impact of derivative instruments not designated as hedges in accordance with U.S. GAAP that do not have an offsetting risk reflected within the financial results; (ii) the amortization associated with definite-lived intangible assets; (iii) the amortization of the deferred financing costs associated with the DPS merger; (iv) the amortization of the fair value adjustment of the senior unsecured notes obtained as a result of the DPS merger; (v) stock compensation expense and the associated windfall tax benefit attributable to the matching awards made to employees who made an initial investment in KDP; (vi) transaction costs for significant business combinations (completed or abandoned), excluding costs related to the JDE Peet’s acquisition; (vii) non-cash changes in deferred tax liabilities related to goodwill and intangible assets as a result of tax rate or apportionment changes; and (viii) other certain items that are excluded for comparison purposes to prior year periods.